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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: February 19, 1999


                                STAR BUFFET, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     000-23099              84-14307896
         --------                     ---------              -----------
(State or other jurisdiction        (Commission    (IRS Employer Identification
      of incorporation)             File Number)               Number)


               1312 N. Scottsdale Road, Scottsdale, Arizona 85257
                    (Address of principal executive offices)

                                  (602)425-0397
              (Registrant's telephone number, including area code)




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Item 5. Other Events

        On February 19, 1999 the Board of Directors elected Mssrs. Phillip "Buddy" Johnson and Craig Wheaton to serve as directors of the Registrant.








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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            STAR BUFFET, INC.

Date:   February 22, 1999                   By:  /s/ ROBERT E. WHEATON
                                                 ---------------------
                                                 Robert E. Wheaton
                                                 President and Chief Executive
                                                 Officer







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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
--------------

     None.